AGREEMENT

                            between

          T. ROWE PRICE RETIREMENT PLAN SERVICES, INC.

                              and

                      T. ROWE PRICE FUNDS



                       TABLE OF CONTENTS

                                                            Page

Article A Terms of Appointment                               2

Article B Duties of RPS                                      2
          1.   Contributions  - Retirement Plans  and  Retirement
Accounts  2
          2.    Retirement   Plans   -   Redemptions   to   Cover
Distributions  3
          3.  Other Provisions                              4
          4.  Exchanges                                     5
          5.  Books and Records                             5
          6.  Tax Information                               6
          7.  Other Information to be Furnished to the Funds6
          8.  Telephone/On-Line Services                    7
          9.  Correspondence                                7
          10. Prospectuses/Confirmation Statements          7
          11. Proxies                                       7
          12. Form N-SAR                                    7
          13. Withholding                                   8

Article C Fees and Expenses                                  8
          1.  Postage                                       8
          2.  Proxies                                       8
          3.  Communications                                8
          4.  Record Retention                              9
          5.  Disaster Recovery                             9

Article D Representations and Warranties of RPS              9

Article E Representations and Warranties of the Fund        10

Article F Standard of Care/Indemnification                  11

Article G Dual Interests                                    13

Article H Documentation                                     13

Article I Recordkeeping/Confidentiality                     15

Article J Ownership of Software and Related Material        15

Article K As of Transactions                                15
          1.  Reporting                                    16
          2.  Liability                                    17

Article L Term and Termination of Agreement                 19

Article M Notice                                            19

Article N Assignment                                        19

Article O Amendment/Interpretive Provisions                 20

Article P Further Assurances                                20

Article Q Maryland Law to Apply                             20

Article R Merger of Agreement                               20

Article S Counterparts                                      20

Article T The Parties                                       20

Article  U Directors, Trustees and Shareholders and Massachusetts
Business Trust 21

Article                         V                        Captions
21
   AGREEMENT, made as of the first day of January, 2002,  by  and between  T. ROWE PRICE RETIREMENT PLAN SERVICES, INC., a Maryland

corporation having its principal office and place of business  at

100  East  Pratt Street, Baltimore, Maryland 21202  ("RPS"),  and

EACH FUND WHICH IS LISTED ON APPENDIX A (as such Appendix may  be amended  from time to time) and which evidences its agreement  to be  bound hereby by executing a copy of this Agreement (each Fund hereinafter  referred to as "the Fund") whose definition  may  be found in Article T;

   WHEREAS, the Funds are named investment options under  various tax-sheltered  plans, including, but not limited  to,  state  and local  government deferred compensation plans, 403(b) plans,  and profit  sharing, thrift, 401(k) and money purchase pension  plans for  self-employed  individuals,  professional  partnerships  and corporations  (collectively referred to as  "Retirement  Plans");

and  the  Fund has determined that such investments of Retirement

Plans  in  the  Funds are in the best long-term interest  of  the

Funds;

   WHEREAS,   RPS   has  the  capability  of  providing   special

services,  on behalf of the Fund, for the accounts of individuals

("Participants")   participating  in   these   Retirement   Plans

("Retirement Accounts");

   WHEREAS,  RPS  represents  that  it  is  registered  with  the

Securities  and  Exchange Commission as a  Transfer  Agent  under

Section  17A  of  the Securities Exchange Act of 1934  (the  "'34

Act");

   WHEREAS,  RPS may subcontract or jointly contract  with  other parties  on  behalf  of  the  Funds to  perform  certain  of  the functions described herein, RPS may also enter into, on behalf of the  Funds,  certain  banking relationships  to  perform  various banking  services, including, but not limited to, check deposits,

disbursements, automatic clearing house transactions ("ACH")  and wire  transfers.  Subject to guidelines mutually agreed  upon  by the  Funds and RPS, excess balances, if any, resulting from these banking  relationships will be invested and the income  therefrom will  be used to offset fees which would otherwise be charged  to the Funds under this Agreement;

   WHEREAS, the Fund desires to contract with RPS to provide  the functions  and services described herein in connection  with  the

Retirement Plans and Retirement Accounts;

   NOW  THEREFORE,  in  consideration  of  the  mutual  covenants herein contained, the parties hereto agree as follows:

A. Terms of Appointment

   Subject  to  the  terms  and  conditions  set  forth  in  this

Agreement,  the Fund hereby employs and appoints RPS  to  perform the  services  and functions described herein in connection  with certain Retirement Plan and Retirement Accounts as agreed upon by the parties.

B. Duties of RPS

   RPS agrees that it will perform the following services:

   1.Contributions - Retirement Plans and Retirement Accounts

      After  RPS  has received monies from Retirement  Plans  and has  determined the proper allocation of such  monies  to  the

   Retirement  Accounts of Participants based  upon  instructions

   received   from  Participants,  Retirement  Plans   or   their

   designees,     or     Retirement     Plan     Administrator(s)

   ("Administrator(s)"), RPS will, as a responsibility under  the

   Agreement:

      a.In  the case of a new Participant, establish and maintain a Retirement Account for such Participant;

      b.Compute  the number of shares of each Fund to  which  the

        Participant  is  entitled in  accordance with  the  price

        per  share of such Fund as calculated and provided by the

        Fund  for  orders  received at that time  and  date,  and

        purchase  the appropriate shares in  each such Retirement

        Account;

      c.Calculate   the  aggregate  of  all  purchases   in   the

        Retirement  Accounts and transmit the net purchase  order

        to  T. Rowe Price Services, Inc. ("Services") through the

        National  Securities  Clearing  Corporation  ("NSCC")  or

        such  other agreed upon method or directly to  the  Fund,

        as  the case may be, for purchase into an omnibus account

        established  in  each  Fund registered  in  RPS'  or  its

        affiliates' name as agent for Retirement Plans or in  the

        individual  Retirement Plan's name  ("Omnibus  Account");

        and

      d.Transmit  to  Services, by wire directly or  through  the

        NSCC,  at  a  time  designated by the  NSCC  or  mutually

        agreed   upon  by  both  parties,  the  aggregate   money

        allocated to coincide with the purchase order.

   2.Retirement Plans - Redemptions to Cover Distributions

      After  RPS has received instructions from the Administrator regarding  distributions to be made to Participants  or  their designated  beneficiaries from Funds designated as  investment

   options   under   the  Retirement  Plan,  RPS   will,   as   a

   responsibility under the Agreement:

      a.Compute  the  number of shares to be redeemed  from  each

        such   Retirement  Account  for  such  distributions   in

        accordance  with  the price per share  of  such  Fund  as

        calculated  and provided by the Fund for orders  received

        in good order at that time and date.

      b.After  such  computation, calculate the aggregate  amount of all redemptions in the Retirement Accounts.

      c.Transmit  any  net redemption order to Services,  through the  NSCC  or such other method mutually agreed upon,  or

        directly  to  the  Fund, as the  case  may  be,  for  the

        Omnibus  Account  of  each  Fund.   Services  will   wire

        proceeds  to  RPS,  directly  or  through  the  NSCC,  to

        coincide  with  the  redemption order  for  each  Omnibus

        Account.   RPS will Distribute to Participants  or  their

        designated beneficiaries the amount to be disbursed.

      d.After   RPS   has   received   instructions   from    the

        Administrator   regarding  disbursements   to   be   made

        regarding  the payment of fees due the Administrator,  or

        other   persons   including   RPS,   RPS   will,   as   a

        responsibility under this Agreement:

        i.Compute  the number of shares to be redeemed from  each

           Retirement  Account to pay for such disbursements  and

           the  total  number  of all shares to  be  redeemed  in

           accordance  with  the  price  per  share  for   orders

           received in good order at that time and date, of  such

           Fund as calculated and provided by the Fund;

        ii.   Inform  Services, directly or through the NSCC,  or

           the  Funds  directly,  as the  case  may  be,  of  the

           necessary  Shares  to  be redeemed  from  the  Omnibus

           Account of the Funds to cover such disbursements; and

        iii.  Mail  or  wire to the Administrator or  such  other

           person  as designated by the Administrator the  amount

           to be disbursed.

   3.Other Provisions

        a.If  any  instruction  tendered by an  Administrator  to

           purchase  or redeem shares in a Retirement Account  is

           not  satisfactory  to RPS, RPS shall  promptly  notify

           the  Administrator  of  such fact  together  with  the

           reason therefore;

        b.The  authority  of  RPS to perform its responsibilities

           under  Paragraph B(2) with respect to each Fund  shall

           be  suspended upon RPS=s receipt of notification  from

           such  Fund  of the suspension of the determination  of

           the  Fund's net asset value per share and shall remain

           suspended until RPS receives proper notification  from

           the Fund; and

        c.The  Fund  will promptly inform RPS of the  declaration

           of  any  dividend or distribution on  account  of  the

           capital  stock  of any Fund so that RPS  may  properly

           credit  income  and  capital  gain  payments  to  each

           Retirement Account.

   4.Exchanges

      Effect  exchanges of shares of the Funds in the  Retirement

   Accounts  upon  receipt of appropriate instructions  from  the

   Administrator and/or Participant in accordance with the  price per  share of the Funds as calculated and provided by the Fund for  orders  received  in good order at that  time  and  date.

   Calculate and transmit a net purchase and redemption order  to

   Services  directly or through the NSCC, or the  Fund,  as  the case  may be, for the Omnibus Account of each Fund.  RPS  will transmit  by wire to Services, directly or through  the  NSCC,

   the  aggregate monies allocated to each Fund to coincide  with any  net  purchase order or instruct Services to wire  to  it,

   directly or through the NSCC, monies from each Fund's  Omnibus

   Account to coincide with any net redemption order.

   5.Books and Records

      RPS  shall  maintain  records showing for  each  Retirement

   Plan or Retirement Account, the following:

      a.   Names, addresses and tax identification numbers,  when

provided;

      b.  Number of shares held of each Fund;

      c.Historical  information regarding  the  account  of  each

        Participant  and/or Retirement Plan, including  dividends

        and capital gain distributions invested in shares;

      d.Any  instructions  from a Participant  or  Administrator,

        including  all  forms  executed  by  a  Participant  with

        respect  to elections with respect to payment options  in

        connection  with the redemption of shares or distribution

        elections, if applicable; and

      e.Any  information required in order for RPS to perform the calculations contemplated under this Agreement.

      Any  such  records maintained pursuant to Rule 31a-1  under the  Investment Company Act of 1940 and Rule 17Ad-6 and  7  of

   the  Securities and Exchange Act of 1934 will be preserved for the  periods prescribed under the Rules.  Disposition of  such records  after  such prescribed periods shall be  as  mutually

   agreed  upon  from  time to time by RPS and  the  Funds.   The

   retention of such records, which may be inspected by the  Fund at  reasonable  times, shall be at the expense of  the  Funds.

   All   records  maintained  by  RPS  in  connection  with   the

   performance  of  its duties under this Agreement  will  remain the property of the Funds and, in the event of termination  of this  Agreement, will be delivered to the Fund as of the  date of  termination of this agreement or at such other time as may be mutually agreed upon.

   6.Tax Information

      RPS  shall  also prepare and file with appropriate  federal agencies, such information returns and reports as required  by applicable  Federal statutes relating to redemptions  effected

   in    Retirement   Accounts   which   constitute    reportable

   distributions.    RPS  will  also  prepare   and   submit   to

   Participants,  such  reports  containing  information  as   is

   required by applicable Federal law.

   7.Other Information to be Furnished to the Funds

      RPS  will  furnish to the Fund, such information, including

   Participant  lists  and  statistical  information  as  may  be agreed  upon  from  time to time between  RPS  and  the  Fund.

   Permission of the Administrator may also be required.





   8.Telephone/On-Line Services

      RPS  will  promptly  respond to any  telephone  calls  from

   Administrators and/or Participants relating to the  Retirement

   Accounts   and/or   questions   pertaining   to   the   Funds.

   Procedures  for  processing  telephone  transactions  will  be

   mutually  agreed  upon  by both parties.   RPS  will  also  be

   responsible for providing a telephone voice response unit  and on-line access services.

   9.Correspondence

      RPS  will  promptly  and fully answer  correspondence  from

   Administrators  and   Participants  relating   to   Retirement

   Accounts  and  transfer  agent  procedures,  and  such   other

   correspondence  as  may from time to time be  mutually  agreed upon  with  the Funds.  Copies of all correspondence  will  be retained by RPS in accordance with applicable law.

   10. Prospectuses/Confirmation Statements

      RPS  will be responsible for mailing all confirmations  and

   statements   relating   to   transactions   in   the    Funds,

   prospectuses, semi-annual and annual reports of the Funds  and other  enclosures  and mailings, as may be  requested  by  the

   Funds or required by applicable Federal law.

   11. Proxies

      As  requested by the Funds, RPS shall assist in the mailing of  proxy  cards and other material required to be  mailed  by the  Fund in connection with shareholder meetings of the  Fund and  shall  assist in the receipt, examination and  tabulation of  returned proxies and the certification of the vote to  the

   Fund.

   12. Form N-SAR

      RPS  shall  maintain such records, if any, as shall  enable the Fund to fulfill the requirements of Form N-SAR.

   13. Withholding

      The  Fund  and RPS shall agree to procedures to be followed with  respect  to  RPS's responsibilities in  connection  with

   compliance   for  federal  withholding  on  distributions   to

   Participants from Retirement Accounts.

C. Fees and Expenses

   Except  as  set forth in this Paragraph C, RPS is  responsible for all expenses relating to the providing of services hereunder.

Each  Fund  is directly responsible for the fees set forth  under

Schedule A as well as the following expenses and charges:

   1.Postage.   The  cost  of  postage and  freight  for  mailing

      materials, including confirmations and statements  as  well as  Fund  prospectuses  and Fund  shareholder  reports,  to

      Participants  with  investments  in  the  Fund,  or   their

      agents,   including  overnight  delivery,  UPS  and   other

      express   mail   services  and  special  courier   services

      required  to transport mail between RPS locations and  mail processing vendors.

   2.Proxies.   The  cost to mail proxy cards and other  material

      supplied  to  it  by  the Fund and  costs  related  to  the receipt,  examination and tabulation  of  returned  proxies and the certification of the vote to the Fund.

   3.Communications

      a.Print.   The printed forms used internally and externally

        for  documentation and processing Participant,  or  their

        agent's,  inquiries  and  requests;  paper  and  envelope

        supplies   for   letters,  notices,  and  other   written

        communications  sent to Administrators and  Participants,

        or their agents.

      b.Print  &  Mail  House.  The cost of  internal  and  third

        party   printing  and  mail  house  services,   including

        printing  of  statements,  prospectuses  and  reports  to

        participants with investments in the Funds.

      c.Voice   and  Data.   The  cost  of  equipment  (including

        associated maintenance), supplies and services  used  for

        communicating    with   the   Participants    or    their

        Administrator,  the  Fund's transfer  agent,  other  Fund

        offices,  and  other agents of either the  Fund  or  RPS.

        These charges shall include:

           -    telephone toll charges (both incoming and outgoing, local,

              long distance and mailgrams); and

           -    data and telephone lines and associated equipment such as

              modems, multiplexers, and facsimile equipment.

   4.Record  Retention.   The  cost of maintenance  and  supplies

      used  to maintain, microfilm, copy, record, index, display,

      retrieve,  and store, in optical disc, cd rom or microfiche or microfilm form, documents and records.

   5.    Disaster  Recovery.   The cost of  services,  equipment,

      facilities and other charges necessary to provide  disaster recovery for any and all services listed in this Agreement.

As an accommodation to the Funds and acting as their agent, RPS may make payments directly to vendors for Fund expenses and,

thereafter, be reimbursed by the Funds on a timely basis.

D. Representations and Warranties of RPS

   RPS represents and warrants to the Fund that:

   1.It  is a corporation duly organized and existing and in good standing under the laws of Maryland.

   2.It  is  duly qualified to carry on its business in Maryland,

   Florida and Colorado.

   3.It  is  empowered under applicable laws and by  its  charter and by-laws to enter into and perform this Agreement.

   4.All  requisite  corporate proceedings  have  been  taken  to authorize it to enter into and perform this Agreement.

   5.It  has  and  will continue to have access to the  necessary facilities, equipment and personnel to perform its duties  and obligations under this Agreement.

   6.It   is   registered  with  the  Securities   and   Exchange

   Commission as a Transfer Agent pursuant to Section 17A of  the

   '34 Act.

E. Representations and Warranties of the Fund

   The Fund represents and warrants to RPS that:

   1.It  is  a  corporation or business trust duly organized  and existing  and in good standing under the laws of Maryland,  or

   Massachusetts, as the case may be.

   2.It  is  empowered under applicable laws and by its  Articles of  Incorporation or Declaration of Trust, as the case may be,

   and By-Laws to enter into and perform this Agreement.

   3.All  proceedings required by said Articles of  Incorporation or  Declaration of Trust, as the case may be, and By-Laws have been  taken  to  authorize it to enter into and  perform  this

   Agreement.

   4.It is an investment company registered under the Act.

   5.A  registration statement under the Securities Act  of  1933

   ("the  '33  Act")  is  currently  effective  and  will  remain effective,  and appropriate state securities law  filing  have been  made and will continue to be made, with respect  to  all shares of the Fund being offered for sale.





F. Standard of Care/Indemnification

   Notwithstanding anything to the contrary in this Agreement:

   1.  RPS shall not be liable to the Fund for any act or failure to  act by it or its agents or subcontractors on behalf of the

   Fund  in  carrying or attempting to carry out  the  terms  and provisions  of this Agreement provided RPS has acted  in  good

   faith  and  without  negligence  or  willful  misconduct   and

   selected  and  monitored the performance  of  its  agents  and subcontractors with reasonable care.

   2.The  Fund  shall  indemnify and hold RPS harmless  from  and against  all  losses,  costs,  damages,  claims,  actions  and expenses,  including reasonable expenses  for  legal  counsel,

   incurred by RPS resulting from: (i) any action or omission  by

   RPS  or  its  agents or subcontractors in the  performance  of their  duties  hereunder;  (ii) RPS acting  upon  instructions reasonably  believed by it to have been  executed  by  a  duly authorized  officer  of  the Fund; or (iii)  RPS  acting  upon information  provided by the Fund in form and  under  policies agreed  to by RPS and the Fund.  RPS shall not be entitled  to such  indemnification  in  respect  of  actions  or  omissions constituting negligence or willful misconduct of RPS or  where

   RPS  has  not  exercised  reasonable  care  in  selecting   or

   monitoring the performance of its agents or subcontractors.

   3.Except  as  provided  in Article K of  this  Agreement,  RPS shall  indemnify and hold harmless the Fund from  all  losses,

   costs,   damages,  claims,  actions  and  expenses,  including

   reasonable  expenses for legal counsel, incurred by  the  Fund resulting  from  negligence or willful misconduct  of  RPS  or which result from RPS' failure to exercise reasonable care  in selecting  or  monitoring the performance  of  its  agents  or

   subcontractors.   The  Fund shall  not  be  entitled  to  such

   indemnification   in   respect   of   actions   or   omissions

   constituting negligence or willful misconduct of such Fund  or its  agents  or  subcontractors;  unless  such  negligence  or misconduct is attributable to RPS.

   4.In   determining  RPS'  liability,  an  isolated  error   or

   omission  will normally not be deemed to constitute negligence when it is determined that:

          -    RPS had in place "appropriate procedures;"

          -    the employees responsible for the error or omission had been reasonably trained and were being appropriately monitored; and

          -    No evidence or circumstances have been produced to indicate that the individual who committed the error or omission was functioning in bad faith, gross negligence or willful misconduct at the time of the incident.

     It  is understood that RPS is not obligated to have in place separate  procedures to prevent each and  every  conceivable

     type   of   error   or  omission.   The  term   "appropriate

     procedures"  shall  mean procedures reasonably  designed  to prevent and detect errors and omissions.  In determining the reasonableness of such procedures, weight will be  given  to

     such   factors  as  are  appropriate,  including  the  prior

     occurrence  of  any  similar errors or omissions  when  such

     procedures  were  in  place  and  transfer  agent   industry

     standards in place at the time of the occurrence.

     5.    In  the  event either party is unable to  perform  its

     obligations  under  the terms of this Agreement  because  of acts  of God, strikes or other causes reasonably beyond  its control,  such party shall not be liable to the other  party for  any  loss,  cost, damage, claims,  actions  or  expense resulting  from  such failure to perform or  otherwise  from such causes.

     6.    In order that the indemnification provisions contained

     in this Article F shall apply, upon the assertion of a claim for  which  either  party may be required to  indemnify  the other,  the  party  seeking indemnification  shall  promptly notify the other party of such assertion, and shall keep the

     other   party  advised  with  respect  to  all  developments

     concerning  such  claim. The party who may  be  required  to indemnify  shall  have  the option to participate  with  the party  seeking indemnification in the defense of such claim,

     or  to  defend against said claim in its own name or in  the name  of the other party.  The party seeking indemnification shall in no case confess any claim or make any compromise in any  case  in  which  the other party  may  be  required  to indemnify  it  except with the other party's  prior  written consent.

     7.    Neither party to this Agreement shall be liable to the

     other party for consequential damages under any provision of this Agreement.

G.   Dual Interests

     It  is  understood  that  some  person  or  persons  may  be directors, officers, or shareholders of both RPS and the Fund and that the existence of any such dual interest shall not affect the validity  of  this  Agreement  or of any  transactions  hereunder

except   as  otherwise  provided  by  a  specific  provision   of

applicable law.

H.   Documentation

     1.   As requested by RPS, the Fund shall promptly furnish to

RPS the following:

          a.copy  of the resolution of the Directors/Trustees  of

            the  Fund authorizing the appointment of RPS and  the

            execution and delivery of this Agreement;

          b.A   copy   of   the  Articles  of  Incorporation   or

            Declaration  of Trust, as the case may  be,  and  By-

            Laws of the Fund and all amendments thereto;

          c.An  opinion  of counsel for the Fund with respect  to

            the  validity  of  the stock, the  number  of  Shares

            authorized,  the status of redeemed Shares,  and  the

            number   of   Shares   with  respect   to   which   a

            Registration  Statement has  been  filed  and  is  in

            effect; and

          d.A  copy  of  the Fund's current and new  prospectuses

            and shareholder reports issued by the Fund.

     The delivery of any such document to either party hereto for the  purpose of any other agreement to which the Fund and RPS are or  were  parties shall be deemed to be delivery for the purposes of this Agreement.

     2.   As  requested by RPS, the Fund will also furnish to RPS

          from time to time the following documents:

          a.Each  resolution  of  the Board of Directors/Trustees

            of  the  Fund authorizing the original issue  of  its

            shares;

          b.Each   Registration   Statement   filed   with    the

            Securities  and  Exchange Commission  and  amendments

            and  orders  thereto in effect with  respect  to  the

            sale of shares with respect to the Fund;

          c.A  certified  copy of each amendment to the  Articles

            of  Incorporation or Declaration of  Trust,  and  the

            By-Laws of the Fund;

          d.Certified  copies  of  each  vote  of  the  Board  of

            Directors/Trustees  authorizing  officers   to   give

            instructions to the Fund; and

          e.Such  other documents or opinions which RPS,  in  its

            discretion,   may   reasonably  deem   necessary   or

            appropriate in the proper performance of  its  duties

            under this Agreement.

     3.    RPS hereby agrees to establish and maintain facilities

     and   procedures  reasonably  acceptable  to  the  Fund  for

     safekeeping   of   check  forms  and   facsimile   signature

     imprinting devices, if any, and for the preparation or  use,

     and for keeping account of, such forms and devices.

I.   Recordkeeping/Confidentiality

     1.    RPS shall keep records relating to the services to  be

     performed hereunder, in the form and manner as it  may  deem advisable, provided that RPS shall keep all records in  such form  and  in  such  manner as required by  applicable  law,

     including the Act and the '34 Act.

     2.    RPS  and  the  Fund  agree that  all  books,  records,

     information and data pertaining to the business of the other party  which  are  exchanged or  received  pursuant  to  the negotiation  or  the  carrying out of this  Agreement  shall remain  confidential, and shall not be voluntarily disclosed to  any  other person, except:  (a) after prior notification to  and approval in writing by the other party hereto, which approval shall not be unreasonably withheld and may  not  be withheld  where RPS or the Fund may be exposed to  civil  or criminal  contempt proceedings for failure  to  comply;  (b)

     when   requested  to  divulge  such  information   by   duly

     constituted governmental authorities; (c) after so requested by the other party hereto; or (d) by the Administrator.  The permission  of  the  Administrator may  be  required  before disclosure is made to the Funds.

J.   Ownership of Software and Related Material

     All  computer  programs, magnetic tapes, written  procedures and  similar items purchased and/or developed and used by RPS  in performance  of the Agreement shall be the property  of  RPS  and will not become the property of the Fund.

K.   As Of Transactions

     For purposes of this Article K, the term "Transaction" shall mean  any  single  or  "related transaction" (as  defined  below)

involving   the  purchase  or  redemption  of  shares  (including

exchanges)  processed  at  a time other  than  the  time  of  the computation of the Fund's net asset value per share next computed after receipt of any such transaction order by RPS due to an  act or  omission of RPS.  "As Of Processing" refers to the processing of  these  Transactions.  If more than one Transaction  ("Related

Transaction") in the Fund is caused by or occurs as a  result  of the  same  act or omission, such transactions shall be aggregated with  other  transactions in the Fund and be  considered  as  one

Transaction.

     1.   Reporting

          RPS shall:

          a.Utilize  a  system to identify all Transactions,  and

            shall  compute  the  net effect of such  Transactions

            upon  the  Fund  on  a  daily,  monthly  and  rolling

            365-day   basis.  The  monthly  and  rolling  365-day

            periods are hereinafter referred to as "Cumulative."

          b.Supply  to  the Fund, from time to time  as  mutually

            agreed  upon,  a report summarizing the  Transactions

            and  the  daily  and Cumulative net effects  of  such

            Transactions both in terms of aggregate dilution  and

            loss  ("Dilution")  or  gain  and  negative  dilution

            ("Gain")  experienced  by the Fund,  and  the  impact

            such  Gain  or Dilution has had upon the  Fund's  net

            asset value per share.

          c.   With respect to any Transaction which causes Dilution to the

            Fund of $100,000 or more, immediately provide the Fund: (i) a report identifying the Transaction and the Dilution resulting therefrom, (ii) the reason such Transaction was processed as described above, and (iii) the action that RPS has or intends to take to prevent the reoccurrence of such as of processing

            ("Report").



     2.   Liability

          a.It  will  be the normal practice of the Fund  not  to

            hold  RPS liable with respect to any Transaction that

            causes  Dilution  to any single  Fund  of  less  than

            $25,000.   RPS  will,  however, closely  monitor  for

            each  Fund  the  daily  and Cumulative  Gain/Dilution

            that  is caused by Transactions of less than $25,000.

            When  the  Cumulative Dilution to  any  Fund  exceeds

            3/10  of  1%  per  share, RPS, in  consultation  with

            counsel  to  the Fund, will make appropriate  inquiry

            to  determine  whether it should  take  any  remedial

            action.    RPS   will  report   to   the   Board   of

            Directors/Trustees   of  the   Fund   ("Board"),   as

            appropriate, any action it has taken.

          b.Where  a  Transaction  causes  Dilution  to  a   Fund

            greater than $25,000 ("Significant Transaction")  but

            less  than $100,000, RPS will review with Counsel  to

            the    Fund   the   circumstances   surrounding   the

            underlying   Significant  Transaction  to   determine

            whether the Significant Transaction was caused by  or

            occurred  as a result of a negligent act or  omission

            by  RPS.   If  it is determined that the Dilution  is

            the  result of a negligent action or omission by RPS,

            RPS  and  outside counsel for the Fund will negotiate

            settlement.   All such Significant Transactions  will

            be  reported  to the Audit Committee  at  its  annual

            meeting (unless the settlement fully compensates  the

            Fund    for    any   Dilution).    Any    Significant

            Transaction, however, causing Dilution in  excess  of

            the  lesser of $100,000 or a penny per share will  be

            promptly  reported to the Board and resolved  at  the

            next   scheduled   Board  Meeting.   Settlement   for

            Significant   Transactions   causing   Dilution    of

            $100,000  or  more  will not be  entered  into  until

            approved  by  the Board. The factors to  consider  in

            making any determination regarding the settlement  of

            a  Significant Transaction would include but  not  be

            limited to:

            i.Procedures  and controls adopted by RPS to  prevent

               As Of Processing;

            ii.Whether  such procedures and controls  were  being

               followed   at   the   time  of   the   Significant

               Transaction;

            iii.The   absolute   and  relative  volume   of   all

               transactions processed by RPS on the  day  of  the

               Significant Transaction;

            iv.The   number  of  Transactions  processed  by  RPS

               during   prior  relevant  periods,  and  the   net

               Dilution/Gain as a result of all such  Significant

               Transactions  to the Fund and to all other  Funds;

               and

            v.The  prior response of RPS to recommendations  made

               by  the Funds regarding improvement to RPS's As Of

               Processing procedures.

     c.    In  determining  RPS'  liability  with  respect  to  a

Significant  Transaction,  an isolated  error  or  omission  will normally  not  be  deemed to constitute  negligence  when  it  is determined that:

          -    RPS had in place "appropriate procedures."

          -    the employees responsible for the error or omission had been reasonably trained and were being appropriately monitored; and

          -    No evidence or circumstances have been produced to indicate that the individual who committed the error or omission was functioning in bad faith, gross negligence or willful misconduct at the time of the incident.

          It  is understood that RPS is not obligated to have  in

          place  separate  procedures to prevent each  and  every

          conceivable  type  of  error  or  omission.   The  term

          "appropriate   procedures"   shall   mean    procedures

          reasonably  designed to prevent and detect  errors  and

          omissions.  In determining the reasonableness  of  such

          procedures, weight will be given to such factors as are

          appropriate,  including  the prior  occurrence  of  any

          similar  errors or omissions when such procedures  were

          in place and transfer agent industry standards in place

          at the time of the occurrence.

L.   Term and Termination of Agreement

     1.    This Agreement shall run for a period of one (1)  year

     from  the date first written above and will be renewed  from year to year thereafter unless terminated by either party as provided hereunder.

     2.    This Agreement may be terminated by the Funds upon one

     hundred twenty (120) days' prior written notice to RPS;  and by  RPS,  upon  three hundred sixty-five (365)  days'  prior written notice to the Fund.

     3.   Upon termination hereof, the Fund shall pay to RPS such

     compensation  as  may  be  due  as  of  the  date  of   such

     termination,  and shall likewise reimburse for out-of-pocket expenses related to its services hereunder.

M.   Notice

     Any   notice  as  required  by  this  Agreement   shall   be

sufficiently given (i) when sent to an authorized person  of  the other  party at the address of such party set forth above  or  at such other address as such party may from time to time specify in writing  to the other party; or (ii) as otherwise agreed upon  by appropriate officers of the parties hereto.

N.   Assignment

     Neither   this  Agreement  nor  any  rights  or  obligations

hereunder may be assigned either voluntarily or involuntarily, by operation of law or otherwise, by either party without the  prior written consent of the other party.

O.   Amendment/Interpretive Provisions

     The  parties  by  mutual written agreement  may  amend  this

Agreement  at  any  time.  In addition, in  connection  with  the operation of this Agreement, RPS and the Fund may agree from time to  time on such provisions interpretive of or in addition to the provisions  of  this Agreement as may in their joint  opinion  be

consistent  with the general tenor of this Agreement.   Any  such

interpretive  or additional provisions are to be  signed  by  all

parties   and  annexed  hereto,  but  no  such  provision   shall

contravene any applicable federal or state law or regulation  and no  such interpretive or additional provision shall be deemed  to be an amendment of this Agreement.

P.   Further Assurances

     Each  party agrees to perform such further acts and  execute such  further  documents  as  are  necessary  to  effectuate  the purposes hereof.

Q.   Maryland Law to Apply

     This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of Maryland.

R.   Merger of Agreement

     This  Agreement,  including the attached Schedule  supersede any  prior agreement with respect to the subject hereof,  whether oral or written.

S.   Counterparts

     This Agreement may be executed by the parties hereto in  any number  of  counterparts,  and all  of  said  counterparts  taken

together  shall  be  deemed  to  constitute  one  and  the   same

instrument.

T.   The Parties

     All references herein to "the Fund" are to each of the Funds listed  on  Appendix  A individually, as if this  Agreement  were between  such individual Fund and RPS.  In the case of  a  series

Fund or trust, all references to "the Fund" are to the individual series  or  portfolio of such Fund or trust, or to such  Fund  or trust  on  behalf  of  the  individual series  or  portfolio,  as

appropriate.   Any reference in this Agreement to  "the  parties"

shall  mean  RPS and such other individual Fund as to  which  the matter pertains.  The "Fund" also includes any T. Rowe Price Fund that may be established after the date of this Agreement.

     Any  reference in this Agreement to "the parties" shall mean the Funds and RPS.

U.    Directors,  Trustees  and  Shareholders  and  Massachusetts

Business Trust

     It  is  understood and is expressly stipulated that  neither the  holders of shares in the Fund nor any Directors or  Trustees of  the  Fund shall be personally liable hereunder.  With respect to  any  Fund  which is a party to this Agreement  and  which  is organized  as  a  Massachusetts business trust, the  term  "Fund"

means  and refers to the trustees from time to time serving under the  applicable  trust agreement (Declaration of Trust)  of  such

Trust  as  the  same may be amended from time  to  time.   It  is

expressly agreed that the obligations of any such Trust hereunder shall  not  be  binding  upon any of the trustees,  shareholders,

nominees, officers, agents or employees of the Trust, personally,

but bind only the trust property of the Trust, as provided in the

Declaration of Trust of the Trust.  The execution and delivery of this Agreement has been authorized by the Trustees and signed  by an  authorized officer of the Trust, acting as such, and  neither such  authorization  by  such Trustees  nor  such  execution  and delivery by such officer shall be deemed to have been made by any of  them, but shall bind only the trust property of the Trust  as provided in its Declaration of Trust.

V.   Captions

     The  captions in the Agreement are included for  convenience of reference only and in no way

define  or limit any of the provisions hereof or otherwise affect their construction or effect.


     IN  WITNESS  WHEREOF, the parties hereto  have  caused  this

Agreement to be executed in their names and on their behalf under their seals by and through their duly authorized officers.


T. ROWE PRICE RETIREMENT PLAN    T. ROWE PRICE FUNDS
SERVICES, INC.


BY:
BY:


DATED:
DATED:

















LHC\Agrmnt\2002.RetirementPlanServices.ServiceAgreement.FINAL.doc
                    APPENDIX A

  T. ROWE PRICE BALANCED FUND, INC.

  T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

  T. ROWE PRICE CAPITAL APPRECIATION FUND

  T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

  T. ROWE PRICE CORPORATE INCOME FUND, INC.

  T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

  T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

  T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

  T. ROWE PRICE EQUITY INCOME FUND

  T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

  T. ROWE PRICE GNMA FUND

  T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

  T. ROWE PRICE GROWTH & INCOME FUND, INC.

  T. ROWE PRICE GROWTH STOCK FUND, INC.

  T. ROWE PRICE HEALTH SCIENCES FUND, INC.

  T. ROWE PRICE HIGH YIELD FUND, INC.

  T. ROWE PRICE INDEX TRUST, INC.
  T. Rowe Price Equity Index 500 Fund
  T. Rowe Price Extended Equity Market Index Fund
  T. Rowe Price Total Equity Market Index Fund

  T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
  T. Rowe Price Institutional Mid-Cap Equity Growth Fund
  T. Rowe Price Institutional Large-Cap Value Fund
  T. Rowe Price Institutional Small-Cap Stock Fund
  T. Rowe Price Institutional Large-Cap Growth Fund

  INSTITUTIONAL INTERNATIONAL FUNDS, INC.
  T. Rowe Price Institutional Foreign Equity Fund

  T. ROWE PRICE INTERNATIONAL FUNDS, INC.
  T. Rowe Price International Stock Fund
  T. Rowe Price International Discovery Fund
  T. Rowe Price European Stock Fund
  T. Rowe Price New Asia Fund
  T. Rowe Price Japan Fund
  T. Rowe Price Latin America Fund
  T. Rowe Price Emerging Markets Stock Fund
  T. Rowe Price Global Stock Fund
  T. Rowe Price International Growth & Income Fund
  T. Rowe Price Emerging Europe & Mediterranean Fund
  T. Rowe Price International Bond Fund
  T. Rowe Price Emerging Markets Bond Fund

  T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
  T. Rowe Price International Equity Index Fund

  T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

  T. ROWE PRICE MID-CAP GROWTH FUND, INC.

  T. ROWE PRICE MID-CAP VALUE FUND, INC.

  T. ROWE PRICE NEW AMERICA GROWTH FUND

  T. ROWE PRICE NEW ERA FUND, INC.

  T. ROWE PRICE NEW HORIZONS FUNDS, INC.

  T. ROWE PRICE NEW INCOME FUND, INC.

  T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
  T. Rowe Price Personal Strategy Balanced Fund
  T. Rowe Price Personal Strategy Growth Fund
  T. Rowe Price Personal Strategy Income Fund

  T. ROWE PRICE PRIME RESERVE FUND, INC.

  T. ROWE PRICE REAL ESTATE FUND, INC.

  T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

  T. ROWE PRICE SHORT-TERM BOND FUND, INC.

  T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

  T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

  T. ROWE PRICE SPECTRUM FUND, INC.
  Spectrum Income Fund
  Spectrum Growth Fund
  Spectrum International Fund

  T. ROWE PRICE SUMMIT FUNDS, INC.
  T. Rowe Price Summit Cash Reserves Fund
  T. Rowe Price Summit GNMA Fund

  T. ROWE PRICE U.S. BOND INDEX FUND, INC.

  T. ROWE PRICE U.S. TREASURY FUNDS, INC.
  U.S. Treasury Intermediate Fund
  U.S. Treasury Long-Term Fund
  U.S. Treasury Money Fund

  T. ROWE PRICE VALUE FUND, INC.
                         AMENDMENT NO. 1
                            AGREEMENT
                             Between
          T. ROWE PRICE RETIREMENT PLAN SERVICES, INC.
                               and
           EACH OF THE PARTIES INDICATED ON APPENDIX A

The Retirement Plan Services Contract of January 1, 2002, between
T. Rowe Price Retirement Plan Services, Inc. and each of the Parties listed on Appendix A thereto is hereby amended, as of April 24, 2002, by adding thereto T. Rowe Price Institutional Income Funds, Inc., on behalf of T. Rowe Price Institutional High Yield Fund.


   T. ROWE PRICE BALANCED FUND, INC.

   T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

   T. ROWE PRICE CAPITAL APPRECIATION FUND

   T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

   T. ROWE PRICE CORPORATE INCOME FUND, INC.

   T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

   T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

   T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

   T. ROWE PRICE EQUITY INCOME FUND

   T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

   T. ROWE PRICE GNMA FUND

   T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

   T. ROWE PRICE GROWTH & INCOME FUND, INC.

   T. ROWE PRICE GROWTH STOCK FUND, INC.

   T. ROWE PRICE HEALTH SCIENCES FUND, INC.

   T. ROWE PRICE HIGH YIELD FUND, INC.

  T. ROWE PRICE INDEX TRUST, INC.
  T. Rowe Price Equity Index 500 Fund
  T. Rowe Price Extended Equity Market Index Fund
  T. Rowe Price Total Equity Market Index Fund

  T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
  T. Rowe Price Institutional Mid-Cap Equity Growth Fund
  T. Rowe Price Institutional Large-Cap Value Fund
  T. Rowe Price Institutional Small-Cap Stock Fund
  T. Rowe Price Institutional Large-Cap Growth Fund

  T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
  T. Rowe Price Institutional High Yield Fund

  T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
  T. Rowe Price Institutional Foreign Equity Fund

  T. ROWE PRICE INTERNATIONAL FUNDS, INC.
  T. Rowe Price International Stock Fund
  T. Rowe Price International Discovery Fund
  T. Rowe Price European Stock Fund
  T. Rowe Price New Asia Fund
  T. Rowe Price Japan Fund
  T. Rowe Price Latin America Fund
  T. Rowe Price Emerging Markets Stock Fund
  T. Rowe Price Global Stock Fund
  T. Rowe Price International Growth & Income Fund
  T. Rowe Price Emerging Europe & Mediterranean Fund
  T. Rowe Price International Bond Fund
  T. Rowe Price Emerging Markets Bond Fund

  T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
  T. Rowe Price International Equity Index Fund

  T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

  T. ROWE PRICE MID-CAP GROWTH FUND, INC.

  T. ROWE PRICE MID-CAP VALUE FUND, INC.

  T. ROWE PRICE NEW AMERICA GROWTH FUND

  T. ROWE PRICE NEW ERA FUND, INC.

  T. ROWE PRICE NEW HORIZONS FUNDS, INC.

  T. ROWE PRICE NEW INCOME FUND, INC.

  T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
  T. Rowe Price Personal Strategy Balanced Fund
  T. Rowe Price Personal Strategy Growth Fund
  T. Rowe Price Personal Strategy Income Fund

  T. ROWE PRICE PRIME RESERVE FUND, INC.

  T. ROWE PRICE REAL ESTATE FUND, INC.

  T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

  T. ROWE PRICE SHORT-TERM BOND FUND, INC.

  T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

  T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

  T. ROWE PRICE SPECTRUM FUND, INC.
  Spectrum Income Fund
  Spectrum Growth Fund
  Spectrum International Fund

  T. ROWE PRICE SUMMIT FUNDS, INC.
  T. Rowe Price Summit Cash Reserves Fund
  T. Rowe Price Summit GNMA Fund

  T. ROWE PRICE U.S. BOND INDEX FUND, INC.

  T. ROWE PRICE U.S. TREASURY FUNDS, INC.
  U.S. Treasury Intermediate Fund
  U.S. Treasury Long-Term Fund
  U.S. Treasury Money Fund

  T. ROWE PRICE VALUE FUND, INC.


Attest:

/s/Patricia B. Lippert                  /s/Joseph A. Carrier
________________________           ___________________________
Patricia B. Lippert           By:  Joseph A. Carrier
Secretary                     Treasurer


Attest:                  T. ROWE PRICE RETIREMENT PLAN
                         SERVICES, INC.

/s/Barbara A. Van Horn                  /s/Henry H. Hopkins
________________________           ___________________________
Barbara A. Van Horn           By:  Henry H. Hopkins
Secretary                     Vice President



                         AMENDMENT NO. 2
                            AGREEMENT
                             Between
          T. ROWE PRICE RETIREMENT PLAN SERVICES, INC.
                               and
           EACH OF THE PARTIES INDICATED ON APPENDIX A

The Retirement Plan Services Contract of January 1, 2002, between
T. Rowe Price Retirement Plan Services, Inc. and each of the Parties listed on Appendix A thereto is hereby amended, as of July 24, 2002 by adding thereto T. Rowe Price Inflation Protected Bond Fund, Inc.; T. Rowe Price Institutional International Funds, Inc., on behalf of T. Rowe Price Institutional Emerging Markets Equity Fund; and T. Rowe Price Retirement Funds, Inc., on behalf of T. Rowe Price Retirement 2010 Fund, T. Rowe Price Retirement 2020 Fund, T. Rowe Price Retirement 2030 Fund, and T. Rowe Price Retirement 2040 Fund.


   T. ROWE PRICE BALANCED FUND, INC.

   T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

   T. ROWE PRICE CAPITAL APPRECIATION FUND

   T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

   T. ROWE PRICE CORPORATE INCOME FUND, INC.

   T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

   T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

   T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

   T. ROWE PRICE EQUITY INCOME FUND

   T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

   T. ROWE PRICE GNMA FUND

   T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

   T. ROWE PRICE GROWTH & INCOME FUND, INC.

   T. ROWE PRICE GROWTH STOCK FUND, INC.

   T. ROWE PRICE HEALTH SCIENCES FUND, INC.

  T. ROWE PRICE HIGH YIELD FUND, INC.

  T. ROWE PRICE INDEX TRUST, INC.
  T. Rowe Price Equity Index 500 Fund
  T. Rowe Price Extended Equity Market Index Fund
  T. Rowe Price Total Equity Market Index Fund

  T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

  T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
  T. Rowe Price Institutional Mid-Cap Equity Growth Fund
  T. Rowe Price Institutional Large-Cap Value Fund
  T. Rowe Price Institutional Small-Cap Stock Fund
  T. Rowe Price Institutional Large-Cap Growth Fund

  T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
  T. Rowe Price Institutional High Yield Fund

  T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
  T. Rowe Price Institutional Emerging Markets Equity Fund
  T. Rowe Price Institutional Foreign Equity Fund

  T. ROWE PRICE INTERNATIONAL FUNDS, INC.
  T. Rowe Price International Stock Fund
  T. Rowe Price International Discovery Fund
  T. Rowe Price European Stock Fund
  T. Rowe Price New Asia Fund
  T. Rowe Price Japan Fund
  T. Rowe Price Latin America Fund
  T. Rowe Price Emerging Markets Stock Fund
  T. Rowe Price Global Stock Fund
  T. Rowe Price International Growth & Income Fund
  T. Rowe Price Emerging Europe & Mediterranean Fund
  T. Rowe Price International Bond Fund
  T. Rowe Price Emerging Markets Bond Fund

  T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
  T. Rowe Price International Equity Index Fund

  T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

  T. ROWE PRICE MID-CAP GROWTH FUND, INC.

  T. ROWE PRICE MID-CAP VALUE FUND, INC.

  T. ROWE PRICE NEW AMERICA GROWTH FUND

  T. ROWE PRICE NEW ERA FUND, INC.

  T. ROWE PRICE NEW HORIZONS FUNDS, INC.

  T. ROWE PRICE NEW INCOME FUND, INC.

  T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
  T. Rowe Price Personal Strategy Balanced Fund
  T. Rowe Price Personal Strategy Growth Fund
  T. Rowe Price Personal Strategy Income Fund

  T. ROWE PRICE PRIME RESERVE FUND, INC.

  T. ROWE PRICE REAL ESTATE FUND, INC.

  T. ROWE PRICE RETIREMENT FUNDS, INC.
  T. Rowe Price Retirement 2010 Fund
  T. Rowe Price Retirement 2020 Fund
  T. Rowe Price Retirement 2030 Fund
  T. Rowe Price Retirement 2040 Fund

  T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

  T. ROWE PRICE SHORT-TERM BOND FUND, INC.

  T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

  T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

  T. ROWE PRICE SPECTRUM FUND, INC.
  Spectrum Income Fund
  Spectrum Growth Fund
  Spectrum International Fund

  T. ROWE PRICE SUMMIT FUNDS, INC.
  T. Rowe Price Summit Cash Reserves Fund
  T. Rowe Price Summit GNMA Fund

  T. ROWE PRICE U.S. BOND INDEX FUND, INC.

  T. ROWE PRICE U.S. TREASURY FUNDS, INC.
  U.S. Treasury Intermediate Fund
  U.S. Treasury Long-Term Fund
  U.S. Treasury Money Fund

  T. ROWE PRICE VALUE FUND, INC.


Attest:

/s/Patricia B. Lippert                  /s/Joseph A. Carrier
________________________           ___________________________
Patricia B. Lippert           By:  Joseph A. Carrier
Secretary                     Treasurer


Attest:                  T. ROWE PRICE RETIREMENT PLAN
                         SERVICES, INC.

/s/Barbara A. Van Horn                  /s/Henry H. Hopkins
________________________           ___________________________
Barbara A. Van Horn           By:  Henry H. Hopkins
Secretary                     Vice President


                         AMENDMENT NO. 3
                            AGREEMENT
                             Between
          T. ROWE PRICE RETIREMENT PLAN SERVICES, INC.
                               and
           EACH OF THE PARTIES INDICATED ON APPENDIX A

The Retirement Plan Services Contract of January 1, 2002, between
T. Rowe Price Retirement Plan Services, Inc. and each of the Parties listed on Appendix A thereto is hereby amended, as of September 4, 2002 by adding thereto T. Rowe Price Retirement Funds, Inc., on behalf of T. Rowe Price Retirement Income Fund.


   T. ROWE PRICE BALANCED FUND, INC.

   T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

   T. ROWE PRICE CAPITAL APPRECIATION FUND

   T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

   T. ROWE PRICE CORPORATE INCOME FUND, INC.

   T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

   T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

   T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

   T. ROWE PRICE EQUITY INCOME FUND

   T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

   T. ROWE PRICE GNMA FUND

   T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

   T. ROWE PRICE GROWTH & INCOME FUND, INC.

   T. ROWE PRICE GROWTH STOCK FUND, INC.

   T. ROWE PRICE HEALTH SCIENCES FUND, INC.

  T. ROWE PRICE HIGH YIELD FUND, INC.

  T. ROWE PRICE INDEX TRUST, INC.
  T. Rowe Price Equity Index 500 Fund
  T. Rowe Price Extended Equity Market Index Fund
  T. Rowe Price Total Equity Market Index Fund

  T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

  T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
  T. Rowe Price Institutional Mid-Cap Equity Growth Fund
  T. Rowe Price Institutional Large-Cap Value Fund
  T. Rowe Price Institutional Small-Cap Stock Fund
  T. Rowe Price Institutional Large-Cap Growth Fund

  T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
  T. Rowe Price Institutional High Yield Fund

  T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
  T. Rowe Price Institutional Emerging Markets Equity Fund
  T. Rowe Price Institutional Foreign Equity Fund

  T. ROWE PRICE INTERNATIONAL FUNDS, INC.
  T. Rowe Price International Stock Fund
  T. Rowe Price International Discovery Fund
  T. Rowe Price European Stock Fund
  T. Rowe Price New Asia Fund
  T. Rowe Price Japan Fund
  T. Rowe Price Latin America Fund
  T. Rowe Price Emerging Markets Stock Fund
  T. Rowe Price Global Stock Fund
  T. Rowe Price International Growth & Income Fund
  T. Rowe Price Emerging Europe & Mediterranean Fund
  T. Rowe Price International Bond Fund
  T. Rowe Price Emerging Markets Bond Fund

  T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
  T. Rowe Price International Equity Index Fund

  T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

  T. ROWE PRICE MID-CAP GROWTH FUND, INC.

  T. ROWE PRICE MID-CAP VALUE FUND, INC.

  T. ROWE PRICE NEW AMERICA GROWTH FUND

  T. ROWE PRICE NEW ERA FUND, INC.

  T. ROWE PRICE NEW HORIZONS FUNDS, INC.

  T. ROWE PRICE NEW INCOME FUND, INC.

  T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
  T. Rowe Price Personal Strategy Balanced Fund
  T. Rowe Price Personal Strategy Growth Fund
  T. Rowe Price Personal Strategy Income Fund

  T. ROWE PRICE PRIME RESERVE FUND, INC.

  T. ROWE PRICE REAL ESTATE FUND, INC.

  T. ROWE PRICE RETIREMENT FUNDS, INC.
  T. Rowe Price Retirement 2010 Fund
  T. Rowe Price Retirement 2020 Fund
  T. Rowe Price Retirement 2030 Fund
  T. Rowe Price Retirement 2040 Fund
  T. Rowe Price Retirement Income Fund

  T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

  T. ROWE PRICE SHORT-TERM BOND FUND, INC.

  T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

  T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

  T. ROWE PRICE SPECTRUM FUND, INC.
  Spectrum Income Fund
  Spectrum Growth Fund
  Spectrum International Fund

  T. ROWE PRICE SUMMIT FUNDS, INC.
  T. Rowe Price Summit Cash Reserves Fund
  T. Rowe Price Summit GNMA Fund

  T. ROWE PRICE U.S. BOND INDEX FUND, INC.

  T. ROWE PRICE U.S. TREASURY FUNDS, INC.
  U.S. Treasury Intermediate Fund
  U.S. Treasury Long-Term Fund
  U.S. Treasury Money Fund

  T. ROWE PRICE VALUE FUND, INC.


Attest:

/s/Patricia B. Lippert                  /s/Joseph A. Carrier
________________________           ___________________________
Patricia B. Lippert           By:  Joseph A. Carrier
Secretary                     Treasurer


Attest:                  T. ROWE PRICE RETIREMENT PLAN
                         SERVICES, INC.

/s/Barbara A. Van Horn                  /s/Henry H. Hopkins
________________________           ___________________________
Barbara A. Van Horn           By:  Henry H. Hopkins
Secretary                     Vice President



TRPPROD\EDG\Agmts.edg\2002 Agmts\RPSAgreement RIF 2002.doc